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                                                                   EXHIBIT 99.12
                 LETTER OF TRANSMITTAL AND TRANSFER APPLICATION
                        To Accompany Depository Receipts
               Representing Units of Limited Partnership Interest
                            DORCHESTER HUGOTON, LTD.
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                         DESCRIPTION OF UNITS SURRENDERED (Please fill in. Attach separate schedule if needed)
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Name(s) and Address of Registered Holder(s)                 Depository Receipt No(s)             Number of Units
If there is any error in the name or address
below, please make the necessary corrections.
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                                                                 TOTAL UNITS
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This Letter of Transmittal and Transfer Application ("Application") is being delivered in connection with the combination of Dorchester Hugoton, Ltd, a Texas limited partnership, Spinnaker Royalty Company, L.P. and Republic Royalty
Company into Dorchester Minerals, L.P., a Delaware limited partnership. The combination became effective __________ ___, 2002. Pursuant to the definitive agreements dated December 13, 2001, among Dorchester Hugoton, Ltd., Spinnaker
Royalty Company, L.P., and Republic Royalty Company, the undersigned hereby surrenders the depository receipt(s) delivered herewith representing units of
Dorchester Hugoton, Ltd. for the purpose of receiving in exchange a common unit of limited partnership interest in Dorchester Minerals, L.P. for each unit of
Dorchester Hugoton, Ltd. tendered herewith plus the final distribution in liquidation of Dorchester Hugoton, Ltd. No payments or common units of
Dorchester Minerals, L.P. shall be issued until the surrender of the depository receipt(s) of Dorchester Hugoton, Ltd.

After such exchange, each holder of common units of Dorchester Minerals, L.P. does hereby with respect to the Amended and Restated Agreement of Limited Partnership of Dorchester Minerals, L.P. ("Agreement"), (i) request admission as a Substituted Limited Partner as set forth in the Agreement; (ii) agree to comply with and be bound by and to have executed the Agreement, (iii) represent and warrant that such recipient has the right, power of authority and, if an individual, the capacity to enter into the Agreement, (iv) grant the powers of attorney set forth in the Agreement and (v) give the consents and approvals and made the waivers contained in the Agreement.

Each holder of common units has acquired an interest in Dorchester Minerals, L.P., 3738 Oak Lawn, Suite 300, Dallas, Texas, 75219 whose taxpayer identification number is 81-0551518. On behalf of Dorchester Minerals, L.P., Dorchester Minerals Management LP has applied to the Internal Revenue Service for a tax shelter registration number. The number will be furnished to each holder of common units when it is received.

EACH HOLDER OF COMMON UNITS MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE, IF IT CLAIMS ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORTS ANY INCOME BY REASON OF ITS INVESTMENT IN DORCHESTER MINERALS, L.P.

Each holder of common units must report the registration number (as well as the name, and taxpayer identification number of Dorchester Minerals, L.P.) on Form 8721.

FORM 8721 MUST BE ATTACHED TO THE RETURN ON WHICH A HOLDER OF COMMON UNITS CLAIMS THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORTS ANY INCOME.

ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.

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The undersigned represents that I (we) have full authority to surrender without restriction the depository receipt(s) for exchange. Please issue the check and the depository receipt(s) of Dorchester Minerals, L.P. in the name shown above to the above address unless instructions are given in the boxes below.

Mail or deliver this Application, or a facsimile, together with the depository receipt(s) representing your units of Dorchester Hugoton, Ltd., to:

The Exchange Agent at one of the addresses listed below.
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         BY MAIL:                           BY HAND:                                    BY OVERNIGHT DELIVERY:
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         EquiServe Trust                    Securities Transfer & Reporting             EquiServe Trust
         Corporate Actions                  c/o EquiServe Trust                         Attn: Corporate Actions
         Post Office Box 43014              100 William's Street, Galleria              150 Royall Street
         Providence RI 02940-3014           New York, New York 10038                    Canton, MA 02021
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     TELEPHONE ASSISTANCE: INSERT EQUISERVE INVESTOR RELATIONS PHONE NUMBER
    Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

If your Certificate(s) have been lost, stolen, misplaced or mutilated contact the Exchange Agent at INSERT EQUISERVE INVESTOR RELATIONS PHONE NUMBER. See
Instruction 5.
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              SPECIAL ISSUANCE/PAYMENT INSTRUCTIONS                                      SPECIAL DELIVERY INSTRUCTIONS
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Complete ONLY if the certificate is to be issued in a name which          Complete ONLY if the certificate is to be mailed to some
differs from the name on the surrendered certificate(s).  Issue to:       address other than the address reflected above.   Mail to:

Name:     _____________________________________________                   Name:     _____________________________________________
Address:  _____________________________________________                   Address:  _____________________________________________
          _____________________________________________                             _____________________________________________
(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions
3 ,4 & 6)
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                         YOU MUST SIGN IN THE BOX BELOW.
                                      Also

          Sign and provide your tax ID number on the back of this form
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                      SIGNATURE(S) REQUIRED                                        SIGNATURE(S) GUARANTEED (IF REQUIRED)
          Signature(s) of Registered Holder(s) or Agent                                       See Instruction 3.
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Must be signed by the registered holder(s) EXACTLY as name(s)            Unless the certificates are tendered by the registered
appear(s) on certificate(s). If signature is by a trustee,               holder(s), or for the account of a member of a "Signature
executor, administrator, guardian, attorney-in-fact, officer             Guarantee Program" ("STAMP"), Stock Exchange Medallion
for a corporation acting in a fiduciary or representative capacity,      Program ("SEMP") or New York Stock Exchange Medallion
or other person, please set forth full title. See                        Signature Program ("MSP") (an "Eligible Institution"),
Instructions 2, 3, or 4.                                                 the above signature(s) must be guaranteed by an Eligible
                                                                         Institution. See Instruction 3.

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               Registered Holder
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---------------------------------------------------                                  Authorized Signature
               Registered Holder
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----------------------------------------------------                                     Name of Firm
                 Title, if any
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Date: ________________  Phone No.: _____________________                        Address of Firm - Please Print
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